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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 29, 1999
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                           SPEEDWAY MOTORSPORTS, INC.
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               (Exact name of Registrant as Specified in Charter)


Delaware                           1-13582                   51-0363307
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(State or Other Jurisdiction       (Commission               (IRS Employer
of Incorporation)                  File Number)              Identification No.)


U.S. Highway 29 North, Concord, North Carolina                    28026
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (704) 455-3239
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS
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        On April 29, 1999, Speedway Motorsports, Inc. (the "Company") issued a press release that is attached to this report on Form 8-K as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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        (c) EXHIBITS.

   Exhibit Number                               Description
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        99.1                        Press Release dated April 29, 1999.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPEEDWAY MOTORSPORTS, INC.



Date: April 29, 1999                     By:    /s/ William R. Brooks
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                                                William R. Brooks
                                                Vice President, Chief Financial
                                                Officer, Treasurer and Director







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